                                                                    EXHIBIT 10.2
                                                                  EXECUTION COPY



                        SECOND AMENDMENT AND CONSENT TO
                       SECURED REVOLVING CREDIT AGREEMENT

          THIS SECOND AMENDMENT AND CONSENT (this "AMENDMENT") dated as of July 15, 1998 is entered into by and among BOSTON CHICKEN, INC., a Delaware corporation (the "BORROWER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, GENERAL ELECTRIC CAPITAL CORPORATION, LASALLE NATIONAL BANK, SANWA BUSINESS CREDIT CORPORATION AND HOUR LLC (the "LIQUIDITY LENDERS), GENERAL ELECTRIC CAPITAL CORPORATION, in its individual capacity and joining the Credit Agreement as a Revolving Lender ("GECC"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AND GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Agents for the Liquidity Lenders (individually a "CO-AGENT" and collectively, the "CO-AGENTS"), those Revolving Lenders identified on the signature pages hereto as "Non-Participating Lenders" (the "NON-PARTICIPATING LENDERS"; the Liquidity Lenders and Non-Participating Lenders being referred to collectively as the "LENDERS"), BANKERS TRUST COMPANY, as Documentation Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois), as Issuing Lender and as agent for the Lenders (herein, in such capacity, the "LOAN AGENT").


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, the Borrower, certain of the Liquidity Lenders, the Non-Participating Lenders and the Issuing Lender (referred to collectively as the "REVOLVING LENDERS"), the Documentation Agent and the Loan Agent are parties to that certain Secured Revolving Credit Agreement dated as of December 9, 1996, as amended by the First Amendment and Consent to Secured Revolving Credit Agreement (the "FIRST AMENDMENT"), and as such agreement may be further amended, modified, supplemented or restated from time to time (the "CREDIT AGREEMENT"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement, as amended and supplemented by this Amendment);

          WHEREAS, the Borrower has entered into that certain Master Lease Agreement No. 2, dated as of December 9, 1996, as amended by Amendment No. 1 to Master Lease Agreement No. 2 dated as of February 28, 1997 and Amendment No. 2 to Master Lease No. 2 of even date herewith (as amended, the "1996 MASTER LEASE AGREEMENT"), among the Borrower and GECC, for itself and as agent for the 1996 Lease Lenders referred to below (in such dual capacity the "1996 LEASE LOAN AGENT");

          WHEREAS, subject to the terms and conditions of the 1996 Master Lease Agreement, GECC (in its capacity as the lead lender under the 1996 Master Lease Agreement, the "LEAD 1996 LEASE LENDER") has heretofore and may hereafter convey to certain financial institutions (together collectively with the Lead 1996 Lease Lender, the "1996 LEASE LENDERS") participating interests in its rights, duties and obligations under the 1996 Master Lease Agreement;

          WHEREAS, concurrently with the execution and delivery of the Credit Agreement and the 1996 Master Lease Agreement, the Borrower, the Loan Agent and the 1996 Lease Loan Agent entered into that certain Facilities Agreement and that certain Intercreditor Agreement, each dated as of December 9, 1996;

          WHEREAS, concurrently with the execution and delivery of the First Amendment, the Borrower, the Loan Agent, the 1996 Lease Loan Agent and BofA, in its capacity as the Common Collateral Agent entered into that certain Amended and Restated Facilities Agreement ("AMENDED FACILITIES AGREEMENT") and that certain Amended and Restated Intercreditor Agreement (the "AMENDED INTERCREDITOR AGREEMENT"), each dated as of October 24, 1997;

          WHEREAS, concurrently herewith, the Borrower, the Loan Agent, the 1996 Lease Loan Agent, the Co-Agents, the Common Collateral Agent, the Lenders and the Lead 1996 Lease Lender have entered into that certain First Amendment and Consent to the Amended Facilities Agreement, pursuant to which the Amended Facilities Agreement has been amended (as so amended, and as the same may be further amended, modified, supplemented and/or restated from time to time, the "FACILITIES AGREEMENT"), which sets forth certain agreements with respect to, among other things, representations, warranties, covenants and defaults among the parties thereto;

          WHEREAS, concurrently herewith, the Borrower, the Loan Agent, the 1996 Lease Loan Agent, the Co-Agents, the Common Collateral Agent, the Lenders, the Lead 1996 Lease Lender, the "Other Creditors" and the "Cash Management Banks" (each as defined in the Intercreditor Agreement referred to below) have entered into that certain Second Amended and Restated Intercreditor Agreement, pursuant to which the Amended Intercreditor Agreement has been amended and restated in its entirety (as so amended and restated, and as the same may be further amended, modified, supplemented and/or restated from time to time, the "INTERCREDITOR AGREEMENT"), which sets forth certain agreements with respect to, among other things, voting rights and collateral issues between the parties thereto;

          WHEREAS, the Borrower has requested, among other things, that the Credit Agreement be amended and supplemented in certain respects, including, without limitation, to provide (i) a supplemental revolving loan to the Borrower and (ii) a liquidity facility to the Borrower;

          WHEREAS, subject to the terms and conditions set forth herein, the Loan Agent, the Documentation Agent, the Co-Agents, the Issuing Lender, the Non-Participating Lenders and the Liquidity Lenders which are currently parties to the Credit Agreement have agreed to amend and supplement the Credit Agreement;

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          WHEREAS, subject to the terms and conditions set forth herein, the
Liquidity Lenders that are not currently parties to the Credit Agreement have agreed to become parties to the Credit Agreement as Liquidity Lenders; and

          WHEREAS, subject to the terms and conditions set forth herein, GECC has agreed to become a party to the Credit Agreement as a Revolving Lender;

          NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Loan Agent, the Documentation Agent, the Co-Agents, the Liquidity Lenders, the Issuing Lender, GECC and the Non-Participating Lenders hereby agree as follows:

     SECTION 1.  AMENDMENT TO THE CREDIT AGREEMENT. Effective as of the date
                 ---------------------------------
hereof and subject to the satisfaction of the conditions precedent set forth in

Section 3 below, and in reliance on the representations and warranties set forth
---------
in Section 4 below, on and after the date hereof, the parties hereto agree that
   ---------
the Credit Agreement is amended as follows:

     1.1 THE PREAMBLE TO THE CREDIT AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          THIS SECURED REVOLVING CREDIT AGREEMENT dated as of December 9, 1996, is entered into among BOSTON CHICKEN, INC., a Delaware corporation (the "BORROWER"), BANKERS TRUST COMPANY, having its principal place of business at 130 Liberty Street, One Bankers Trust Plaza, New York, New York 10006, as Documentation Agent for the Lenders (as defined below) (herein in such capacity, together with any successor thereto in such capacity, called the "DOCUMENTATION AGENT"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois), a national bank having its principal place of business at 231 South LaSalle Street, Chicago, Illinois 60697 (together with any successor thereto, "BOFA"), as agent for the Lenders (herein in such capacity, together with any successors thereto in such capacity, called the "LOAN AGENT") and as letter of credit issuing bank (herein in such capacity, together with any successors thereto in such capacity, called the "ISSUING LENDER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AND GENERAL ELECTRIC CAPITAL CORPORATION, as co-agents for the Liquidity Lenders (individually a "CO-AGENT" and collectively the "CO-AGENTS"), and the financial institutions parties hereto as lenders (whether as original signatories or pursuant to

     Section 10.5, or whether signatories hereto as additional parties in
     ------------
     connection with Amendment No. 2 (herein, together with any assignees thereof, collectively called the "LENDERS" and each individually called a "LENDER").

     1.2  SECTION 1.1 OF THE CREDIT AGREEMENT IS AMENDED AS FOLLOWS:
          -----------

          (A) TO DELETE THE CURRENT DEFINITIONS FOR THE TERMS SET FORTH BELOW IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

          "APPLICABLE MARGIN" or "APPLICABLE COMMITMENT FEE," as the case may be, means at any time, a margin or fee as follows:

          (1)  in the case of the Applicable Margin:

               (a) with respect to the Liquidity Obligations and the Reborrowing Loans, two percent (2.0%) per annum; and

               (b) with respect to the Revolving Obligations (other than the Reborrowing Loans), (i) for any Eurodollar Loan, two and three-quarters percent (2.75%) per annum and (ii) for all other Revolving Obligations, one and one-half percent (1.50%) per annum; and

          (2) in the case of the Applicable Commitment Fee, a per annum fee of one-half of one percent (0.50%).

          "BORROWING" means (1) a borrowing hereunder consisting of Revolving Loans made to the Borrower at the same time by the Revolving Lenders pursuant to Article II (including, without limitation, Reborrowing Loans
                 ----------
     hereunder made pursuant to Section 2.7), (2) the Supplemental Revolving
                                -----------
     Loan made to the Borrower pursuant to Section 2.2 and/or (3) a borrowing
                                           -----------
     hereunder consisting of Liquidity Loans made to the Borrower at the same time by the Liquidity Lenders pursuant to Article IIA. Any Borrowing
                                               -----------
     outstanding as of the Restructuring Effective Date which is a Eurodollar Rate Borrowing may continue as a Eurodollar Rate Borrowing until the end of the applicable Interest Period. Any other Borrowing outstanding as of the Restructuring Effective Date or any Borrowing made on or after the Restructuring Effective Date shall be a Floating Rate Borrowing.

          "BORROWING REQUEST" means a Reborrowing Request or a Liquidity Borrowing Request.

          "COLLATERAL" has the meaning given that term in the Intercreditor Agreement; provided, however, in no event shall the Collateral include the
                --------  -------
     Sanwa Collateral (as defined in the Intercreditor Agreement).

          "COMMITMENT" means at any time (i) as to any Revolving Lender, such Revolving Lender's Reborrowing Commitment - Revolver then in effect and
     (ii) as to any Liquidity Lender, such Liquidity Lender's Liquidity Commitment then in effect.

          "ELIGIBLE ASSIGNEE" shall mean (i) a commercial bank having total assets in excess of $1,500,000,000 and (ii) a finance company, insurance company or other financial institution or fund, in each case consented to by the Loan Agent (such consent not to be unreasonably withheld), which in the ordinary course of business extends credit of the type evidenced by the Revolving Notes and, if applicable, the Liquidity Notes and has total assets in excess of $250,000,000 and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA.

          "FLOATING RATE LOAN" means (i) any Revolving Loan (including the Supplemental Revolving Loan and the Reborrowing Loans) which bears interest at a rate determined by reference to the Floating Rate and (ii) each Liquidity Loan.

          "GUARANTOR" means any Subsidiary which from time to time executes a Guaranty or becomes a party to a Guaranty.

          "INTERCREDITOR AGREEMENT"  -- See Recitals to Amendment No. 2.
                                            --------

          "LENDERS" or "LENDER" shall have the meaning assigned to such term in the Preamble and shall include, without limitation, the Revolving Lenders and the Liquidity Lenders and shall include BofA acting in its capacity as Issuing Lender; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Issuing Lender, its status as such will be specifically referenced.

          "LOAN DOCUMENTS" means this Agreement, the Revolving Notes, the Liquidity Note, the Facilities Agreement, the Intercreditor Agreement, each Guaranty, the Mortgages, each LC Application and all other agreements, instruments and documents delivered from time to time to the Loan Agent or the Issuing Lender with respect to this Agreement or with respect to any liabilities arising in connection herewith, as the same may be amended, supplemented, modified, restated or renewed from time to time.

          "MORTGAGE" means a mortgage or deed of trust substantially in the form of Exhibit E attached hereto with respect to any parcel of real property
        ---------
     referenced on Schedule IV hereto and designated with an "*" executed by
                   -----------
     BCRE in favor of the Loan Agent and/or Common Collateral Agent (i) in the case of a Mortgage covering Tranche A Collateral, for the benefit of itself and the Lenders, and (ii) in the case of a Mortgage covering either Tranche B Collateral or Tranche C Collateral, for the benefit of itself and the Creditors generally.

          "OBLIGATIONS" means all Revolving Loans, Liquidity Loans, advances, debts, liabilities, obligations, reimbursement and indemnification obligations, covenants and duties owing by the Borrower to the Loan Agent, any Lender, the Issuing Lender, any Affiliate of
     any such Person, or any Indemnitee, of any kind or nature, present or future, arising under this Agreement, the Revolving Notes, the Liquidity Notes or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees and all other amounts payable pursuant to Section 10.6 (in each case whether or not allowed), and
                         ------------
     any other sum chargeable to the Borrower under this Agreement or any other Loan Document.

          "REQUIRED LENDERS" means: (i) at any time prior to the occurrence of an Actionable Default, Lenders then holding at least 66-2/3% of (A) the then aggregate unpaid principal amount of the Revolving Loans, plus (B) the
                                                                    ----
     face amount of Letters of Credit issued and outstanding pursuant to Section
                                                                         -------
     3.1 or drawn and not reimbursed pursuant to Section 3.9 (to the extent such
     ---                                         -----------
     unreimbursed draws do not constitute Revolving Loans), plus (C) the Total
                                                            ----
     Liquidity Commitment Amount, and (ii) at any time after the occurrence of an Actionable Default, Lenders then holding at least 66-2/3% of (A) the then aggregate unpaid principal amount of the Revolving Loans, plus (B) the
                                                                    ----
     aggregate face amount of Letters of Credit issued and outstanding pursuant to Section 3.1 or drawn and not reimbursed pursuant to Section 3.9 (to the
        -----------                                         -----------
     extent such unreimbursed draws do not constitute Revolving Loans), plus (C)
                                                                        ----
     the then aggregate unpaid principal amount of the Liquidity Loans. Notwithstanding anything herein to the contrary, to the extent that the Intercreditor Agreement provides for parties in addition to or in lieu of the Required Lenders with respect to various amendments and/or waivers set forth therein, the terms of the Intercreditor Agreement shall govern.

          "TERMINATION DATE" means October 17, 1998.

          (B) TO ADD EACH OF THE FOLLOWING DEFINITIONS IN THE APPLICABLE ALPHABETICAL LOCATION:

          "AMENDMENT NO. 2" shall mean that certain Second Amendment and Consent to Secured Revolving Credit Agreement dated as of July 15, 1998 amending and supplementing this Agreement.

          "BUDGET" shall have the meaning assigned to such term in the Facilities Agreement.

          "CO-AGENT(S)" -- See Preamble to Amendment No. 2.
                               --------

          "CONFIDENTIAL AGREEMENT" shall have the meaning assigned to such term in the Facilities Agreement.

          "DEFAULT RATE" means a per annum interest rate at all times equal to the sum of (a) the otherwise applicable interest rate under Sections 2.4(1)
                                                                 ---------------
     or 2A.4(1) plus (b) two percent (2.00%).  The Default Rate shall be
        ------- ----
     adjusted simultaneously with any change in the applicable interest rates under such Sections.

          "LEAD 1996 LEASE LENDER" -- See Recitals to Amendment No. 2.
                                          --------

          "LIQUIDITY AVAILABILITY PERIOD" shall mean the period from the Restructuring Effective Date through the date upon which the Liquidity Commitments are terminated in accordance with the terms hereof.

          "LIQUIDITY BORROWING REQUEST" -- See Section 2A.2.
                                               ------------

          "LIQUIDITY COMMITMENT" means, at any time, the commitments of the Liquidity Lenders to make Liquidity Loans pursuant to Section 2A.1, in the
                                                           ------------
     aggregate amount set forth on Schedule IIA, as such amount may be adjusted
                                   ------------
     from time to time in accordance with the terms hereof.

          "LIQUIDITY LOAN(S)" -- See Section 2A.1(1).
                                     ---------------

          "LIQUIDITY NOTE" -- See Section 2A.6.
                                  ------------

          "LIQUIDITY OBLIGATIONS" shall have the meaning assigned to such term in the Intercreditor Agreement.

          "LIQUIDITY PERCENTAGE" means, at any time as to any Liquidity Lender, the percentage set forth opposite such Liquidity Lender's name on Schedule
                                                                       --------
     IIA.
     ---

          "LIQUIDITY PERIOD" shall have the meaning assigned to such term in the Intercreditor Agreement.

          "LOAN AGENT" -- see Preamble to Amendment No. 2.  From and after the
                              --------
     Restructuring Effective Date, all references in the Credit Agreement and the other Loan Documents to the "Agent" shall mean and be a reference to the Loan Agent.

          "MAJORITY LIQUIDITY LENDERS" shall have the meaning assigned to such term in the Intercreditor Agreement.

          "1995 MASTER LEASE AGREEMENT" shall have the meaning assigned to such term in the Facilities Agreement.

          "1996 LEASE LOAN AGENT" -- See Recitals.  From and after the
                                         --------
     Restructuring Effective Date, all references in the Credit Agreement and the other Loan Documents to the "Lease Agent" shall mean and be a reference to the 1996 Lease Loan Agent.

          "1996 LEASE LENDERS"  -- See Recitals to Amendment No. 2.  1996 Lease
                                       --------
     Lenders shall in each case include each such Person's respective successors and assigns. From and after the Restructuring Effective Date, all references in the Credit Agreement and the other Loan Documents to the "Lease Participants" shall mean and be a reference to the 1996 Lease Lenders.

          "1996 MASTER LEASE AGREEMENT"  -- See  Recitals to Amendment No. 2.
                                                 --------

          "NON-PARTICIPATING LENDER"  -- See Preamble to Amendment No. 2.
                                             --------

          "PRO RATA 1996 SHARE" shall have the meaning assigned to such terms in the Facilities Agreement.

          "REBORROWING AVAILABILITY AMOUNT" shall have the meaning assigned to such term in the Facilities Agreement.

          "REBORROWING AVAILABILITY PERIOD" shall have the meaning assigned to such term in the Facilities Agreement.

          "REBORROWING COMMITMENTS-REVOLVER" shall have the meaning assigned to such term in the Facilities Agreement.

          "REBORROWING LOAN" -- has the meaning given that term in the Facilities Agreement. Reborrowing Loans constitute Revolving Loans and the terms and conditions of this Agreement applicable to Revolving Loans shall be equally applicable to the Reborrowing Loans.

          "REBORROWING REQUEST" has the meaning given that term in the Facilities Agreement

          "RESTRUCTURING EFFECTIVE DATE" means the date on which all of the conditions precedent to the effectiveness of Amendment No. 2 shall have been satisfied or waived.

          "REVOLVING LENDER(S)"  -- See Recitals to Amendment No. 2.  From and
                                        --------
     after the making of the Supplemental Revolving Loan, GECC shall be a Revolving Lender and one of the Revolving Lenders.

          "REVOLVING OBLIGATIONS" shall have the meaning given to such term in the Intercreditor Agreement.

          "REVOLVING PERCENTAGE" means, at any time as to any Revolving Lender, the percentages set forth opposite such Revolving Lender's name on Schedule
                                                                        --------
     II.  The Revolving Percentage for each Revolving Lender applicable with
     --
     respect to the Letters of Credit and the Revolving Lenders' risk participation therein shall be the Letter of Credit Revolving Percentage set forth on Schedule II. The Revolving Percentage for each Revolving
                  -----------
     Lender applicable with respect to all other provisions of this Agreement shall be the Revolving Loan Percentage set forth on Schedule II.
                                                         -----------

          "SECURED OBLIGATIONS" shall have the meaning given to that term in the Intercreditor Agreement.

          "SUPPLEMENTAL REVOLVING LOAN" -- See Section 2,2.
                                               -----------

          "SUSPENDED DEFAULTS" shall have the meaning given such term in the Intercreditor Agreement.

          "SUSPENSION PERIOD" shall have the meaning given such term in the Facilities Agreement.

          "TOTAL LIQUIDITY COMMITMENT AMOUNT" means the sum of all of the Liquidity Lenders' Liquidity Commitments, it being understood that on the Restructuring Effective Date, the Total Liquidity Commitment Amount is $35,000,000.

          (c)  TO DELETE EACH OF THE FOLLOWING DEFINITIONS IN THEIR ENTIRETY:
     "CONTINUATION/CONVERSION NOTICE," "IMPLIED DEBT RATING," "IMPLIED DEBT RATING LEVEL," "LEASE AGENT," "LEASE PARTICIPANTS," "OUTSTANDING PERCENTAGE," "PERCENTAGE," AND "TOTAL COMMITMENT AMOUNT".

          (d) TO ADD THE FOLLOWING AT THE END THEREOF:

     In the event that capitalized terms are used in this Agreement and not defined in this Agreement, such terms shall have the meaning given to them in the Intercreditor Agreement, if such terms are defined therein, or otherwise, in the Facilities Agreement, if such terms are defined therein. From and after the Restructuring Effective Date, and notwithstanding anything herein to the contrary, (1) the term Revolving Loan used herein and in the other Loan Documents shall include the Supplemental Revolving Loan made by GECC pursuant to the terms of Section 2.2, (2) the term
                                                -----------
     Revolving Lender shall include GECC as the maker of the Supplemental Revolving Loan, and (3) all of the provisions of this Agreement and the other Loan Documents applicable to the Revolving Loans and the Revolving Lenders shall be applicable to the Supplemental Revolving Loan and GECC all as though the Supplemental Revolving Loan had been made as part of a syndicated Borrowing of a Floating Rate Loan under and pursuant to the terms of this Agreement.

     1.3  ARTICLE II OF THE CREDIT AGREEMENT IS AMENDED BY DELETING THE TERMS
          ----------
THEREOF IN THEIR ENTIRETY AND SUBSTITUTING THE FOLLOWING THEREFOR:

               SECTION  2.1.  Outstanding Revolving Loans.
                              ---------------------------

               (1) Prior to the Restructuring Effective Date, each of the Revolving Lenders has made Revolving Loans to the Borrower in an amount equal to such Lender's Revolving Percentage of the amounts set forth below:

               (a) loans to the Borrower in an aggregate amount equal to $23,227,100 (the "REVOLVING A LOANS"); and

               (b) loans to the Borrower in an aggregate amount equal to $29,585,660 (the "REVOLVING B LOANS");

     all of which Revolving Loans are outstanding as of the Restructuring Effective Date. On the Restructuring Effective Date, after the making of the Supplemental Revolving Loan to the Borrower by GECC, the outstanding amount of the Revolving B Loans shall be equal to $33,885,660. On the Restructuring Effective Date the face amount of all outstanding Letters of Credit is$4,812,760.

               (2)  [Intentionally Omitted.]

               (3)  [Intentionally Omitted.]

               (4) All Revolving Loans shall be repaid by the Borrower on the Termination Date, unless paid or payable sooner pursuant to the provisions of this Agreement.

               (5) Each Revolving Loan which is a Eurodollar Loan as of the Restructuring Effective Date shall continue as a Eurodollar Loan until the end of the applicable Interest Period, at which time such Revolving Loan shall be converted to a

     Floating Rate Loan and shall continue as a Floating Rate Loan thereafter (each being herein called a "TYPE" of Revolving Loan). Each Revolving Loan which is a Floating Rate Loan as of the Restructuring Effective Date shall continue as a Floating Rate Loan.

               SECTION  2.2.  Supplemental Revolving Loan.  Notwithstanding any
                              ---------------------------
     other term contained in this Agreement to the contrary, on the Restructuring Effective Date, GECC agrees to make a loan (the "SUPPLEMENTAL REVOLVING LOAN") to the Borrower in an amount equal to $4,300,000 on the terms and conditions set forth in this Section 2.2.
                                            -----------

               (a) The proceeds of the Supplemental Revolving Loan shall be made available by GECC to the Borrower by causing immediately available funds in the amount thereof to be deposited to the account of the Borrower at the principal office of the Loan Agent in Chicago.

               (b) Any Authorized Officer of the Borrower may request the Supplemental Revolving Loan on behalf of the Borrower and such request shall constitute a deemed representation and warranty by the Borrower that the conditions contained in Section 5.2 have been satisfied. The
                                           -----------
          Borrower shall have provided to GECC and the Loan Agent irrevocable directions authorizing the proceeds of the Supplemental Revolving Loan to be paid directly to GECC, as fiscal agent under the 1995 Master Lease Agreement for itself and the other lease participants under the 1995 Master Lease Agreement for the payment of all obligations of the Borrower as lessee under the 1995 Master Lease which are due and payable on or prior to the Restructuring Effective Date.

               (c)  The Supplemental Revolving Loan shall constitute a Revolving
          Loan subject to the terms of this Agreement and the other Loan Documents, including, without limitation the provisions of Sections
                                                                     --------
          2.1, 2.4, 2.7 and 2.8 and the term "REVOLVING LOANS" shall include,
          ---  ---  ---     ---
          without limitation, Revolving Loans made by the Revolving Lenders prior to the Restructuring Effective Date, the Supplemental Revolving Loan made on the Restructuring Effective Date and Reborrowing Loans made after the Restructuring Effective Date. Without limiting the foregoing, the Supplemental Revolving Loan shall be repaid by the Borrower on the Termination Date, unless paid or payable sooner pursuant to the provisions of this Agreement. The Supplemental Revolving Loan shall be a Floating Rate Loan.

               (d) Except as otherwise provided below with respect to Letters of Credit, for all purposes set forth herein and in the other Loan Documents, upon the making of the Supplemental Revolving Loan, GECC shall be treated as one of the Revolving Lenders. Notwithstanding the foregoing, GECC shall not be deemed to have purchased any participation in or be required to fund, pursuant to Section 3.4 or
                                                               -----------
          otherwise, any amount in connection with the Letters of Credit, and its Revolving

          Percentage with respect to the rights and obligations of the Revolving Lenders applicable to the Letters of Credit shall be 0%.

               (e) Notwithstanding that the amount of the Supplemental Revolving Loan shall increase the outstanding principal balance of the Revolving B Loans by the amount of such Supplemental Revolving Loan, upon the making of the Supplemental Revolving Loan, GECC shall be deemed to hold its Revolving Percentage in both the Revolving A Loans and the Revolving B Loans. To effect the provisions hereof, upon the making of the Supplemental Revolving Loan, (i) GECC shall be deemed to have purchased and each of the other Revolving Lenders shall be deemed to have sold and assigned, without recourse, representation or warranty, Revolving A Loans and (ii) the other Revolving Lenders shall be deemed to have purchased and GECC shall be deemed to have sold and assigned, without recourse, representation or warranty, Revolving B Loans, in each case in an amount such that after such purchase and assignment GECC and each of the other Revolving Lenders each hold its applicable Revolving Percentage of both the Revolving A Loans and the Revolving B Loans.

               SECTION  2.3.  [Intentionally Omitted.]

               SECTION  2.4.  Interest.
                              --------

               (1)  Interest Rates.  With respect to each Revolving Loan, the
                    --------------
     Borrower hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the date of such Revolving Loan until such Revolving Loan is paid in full, as follows:

               (a) At all times while such Revolving Loan is a Floating Rate Loan, at a rate per annum equal to the Floating Rate from time to time in effect plus the Applicable Margin for Floating Rate Loans consisting of Revolving Loans; and

               (b) At all times while such Revolving Loan is a Eurodollar Loan, for each Interest Period, at a rate per annum equal to the Eurodollar Rate (Reserve Adjusted) applicable to such Interest Period, plus the Applicable Margin for Eurodollar Loans.

               (2)  Interest Payment Dates.  Accrued interest on each Revolving
                    ----------------------
     Loan which is a Floating Rate Loan shall be due and payable monthly in arrears on the first Business Day of each calendar month and at maturity. Accrued interest on each Eurodollar Loan shall be due and payable on the last day of the applicable Interest Period and at maturity. After maturity, accrued interest on all Revolving Loans shall be payable on demand.

               (3)  Interest Periods.  Each "Interest Period" for the
                    ----------------
     outstanding Eurodollar Loans shall expire as follows:


OUTSTANDING EURODOLLAR    EXPIRATION OF INTEREST PERIOD
LOAN AMOUNT
-------------------------------------------------------
$10,000,000               7/27/98
-------------------------------------------------------
$ 8,610,125               7/24/98
-------------------------------------------------------
$ 1,643,580               8/06/98
-------------------------------------------------------
$ 4,389,875               7/24/98
-------------------------------------------------------
$17,356,420               8/06/98
-------------------------------------------------------
$ 6,000,000               7/20/98
-------------------------------------------------------


               (4)  [Intentionally Omitted.]

               (5)  Default Interest.  After the occurrence and during the
                    ----------------
     continuance of any Default (other than, during the Suspension Period, a Suspended Default), the Revolving Loans shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at the Default Rate.

               SECTION  2.5.  [Intentionally Omitted.]


               SECTION  2.6.  Revolving Notes.  All Revolving A Loans made by
                              ---------------
     each Revolving Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, the promissory note of the Borrower, a copy of which is attached as Exhibit A-1, payable to the Loan
                                              -----------
     Agent for the benefit of the Revolving Lenders (the "REVOLVING A NOTE"); and all Revolving B Loans made by each Revolving Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, the promissory note of the Borrower a copy of which is attached as

     Exhibit A-2, payable to the Loan Agent for the benefit of the Revolving
     -----------
     Lenders (the "REVOLVING B NOTE"). The Loan Agent is hereby authorized by the Borrower and each Revolving Lender to endorse on the schedule attached to the respective Revolving Note the amount of each respective Revolving Loan and of each payment of principal received by the Loan Agent on account of such Revolving Loan, which endorsement shall, in the absence of demonstrable error, be conclusive as to the outstanding balance of such Revolving Loan made by the Revolving Lenders; provided, that the failure
                                                   --------
     to make such notation with respect to any Revolving Loan or payment shall not limit or otherwise affect the obligations of the Borrower or the Revolving Lenders under this Agreement or the respective Revolving Note.

               SECTION  2.7.  Prepayments; Reborrowing from ENBC Proceeds.  (1)
                              -------------------------------------------
     Voluntary Prepayments.  The Borrower may prepay, at any time when there are
     ---------------------
     no Liquidity Loans or Liquidity Commitments outstanding, the Revolving Notes in whole or in part (provided, with respect to any partial prepayment of a Eurodollar Loan, the remaining principal amount of such Eurodollar Loan shall not be less than $1,000,000 or any larger integral multiple of $500,000) with accrued interest to the date of such prepayment on the amount prepaid; provided, that (a) any prepayment of a Eurodollar Loan
                     --------
     shall be made subject to the Borrower's payment obligations set forth in

     Section 4.6, (b) each partial prepayment shall be in a principal amount of
     -----------
     not less than $1,000,000 or such greater amount which shall be an integral multiple thereof, and (c) unless otherwise provided in this Agreement, the Intercreditor Agreement or the Facilities Agreement, any such prepayments shall be applied, first, to prepay Revolving B Loans, if any, and, second,
                       -----                                            ------
     to prepay Revolving A Loans, if any. Except with respect to the Reborrowing Loans under clause (4) below, amounts prepaid may not be
                             ----------
     reborrowed hereunder. The right of the Borrower to voluntarily prepay the Revolving Loans shall be exercisable by delivery of written notice (including by facsimile) or telephonic notice (thereafter promptly confirmed in writing) to the Loan Agent prior to 12:00 noon, Chicago time, at least two Business Days prior to the proposed prepayment, which notice shall specify the amount by which the Borrower proposes to prepay the Revolving Loans and the proposed date of such prepayment.

          (2) [Intentionally Omitted.]

          (3)  Mandatory Prepayments.  The Borrower shall prepay the Revolving
               ---------------------
     Loans in the amounts and at the times specified in Section 3.15 of the
                                                        ------------
     Facilities Agreement. Except as provided in clause (4) below, amounts prepaid may not be reborrowed hereunder.

          (4)  Reborrowing from ENBC Proceeds.  During the Reborrowing
               ------------------------------
     Availability Period the following terms shall be applicable:

               (a) Subject to the terms and conditions set forth in this Agreement, the Facilities Agreement and the other Loan Documents, each of the Revolving Lenders, severally and for itself alone, from time to time thereafter to but not including the Termination Date, agrees to make Reborrowing Loans as set forth in Section 3.15(b)(iv) of the
                                                 -------------------
          Facilities Agreement; provided, no Reborrowing Loan may be made
                               ---------
          hereunder unless on the date of the Reborrowing Loan the Borrower is simultaneously borrowing from the 1996 Lease Lenders an amount such that the Reborrowing Loan hereunder does not exceed, as a percentage of the total amount of Reborrowing Loans being made to the Borrower on such date hereunder and by the 1996 Lease Lenders under Article IIA of the 1996 Master
                                              -----------
          Lease Agreement, the percentage of the prepayments received by the Revolving Lenders pursuant to Section 3.15(b)(ii) and (iii) of the
                                        -------------------     -----
          Facilities Agreement of the total prepayments received by the Revolving Lenders and 1996 Lease Lenders under Section 3.15(b)(ii) and
                                                                 -----------
          (iii).
          -----

               (b) Reborrowing Loans made by the Revolving Lenders shall be applied, first, against the Commitment A until such Commitment is
                   -----
          exhausted, thereby constituting Revolving A Loans and second, against
                                                                ------
          the Commitment B until such Commitment is exhausted, thereby constituting Revolving B Loans.

               (c) All Reborrowing Loans made by the Revolving Lenders shall constitute Revolving Loans subject to the terms of this Agreement and the other Loan Documents, including, without limitation the provisions of Sections 2.1, 2.4, 2.7 and 2.8, and the term "REVOLVING LOANS"
             ------------  ---  ---     ---
          shall include, without limitation, Revolving Loans made by the Revolving Lenders prior to the Restructuring Effective Date, the Supplemental Revolving Loan made on the Restructuring Effective Date and Reborrowing Loans made by the Revolving Lenders after the Restructuring Effective Date. Without limiting the foregoing, all Reborrowing Loans hereunder shall be repaid by the Borrower on the Termination Date, unless paid or payable sooner pursuant to the provisions of this Agreement.

               (d) Each Reborrowing Loan hereunder shall be a Floating Rate
          Loan.

               (e) Any Authorized Officer of the Borrower may request a Reborrowing Loan hereunder on behalf of the Borrower in accordance with the terms of Section 3.15(b)(iv) of the Facilities Agreement.
                            --------------------
          Promptly upon receipt of each Reborrowing Request under Section
                                                                  -------
          3.15(b)(iv)(C) of the Facilities Agreement, the Loan Agent shall
          --------------
          advise each Revolving Lender thereof. Not later than 11:00 A.M., Chicago time, on the date of a proposed Borrowing, each Revolving Lender shall provide the Loan Agent at its principal office in Chicago with immediately available funds in an amount equal to such Revolving Lender's Pro Rata 1996 Share of the aggregate principal amount of the proposed borrowing specified in the Reborrowing Request. All Borrowings hereunder shall be pro rata among the Revolving Lenders in accordance with their respective Revolving Percentages. Not later than 1:00 P.M., Chicago time, on the proposed date of Borrowing specified in the Reborrowing Request, subject to the satisfaction of the applicable conditions precedent set forth in the Facilities Agreement and in Article V hereof, the Loan Agent shall make the
                           ---------
          proceeds of each Reborrowing Loan available to the Borrower by causing an amount of immediately available funds equal to the principal amount of such Reborrowing

          Loan to be credited to the account of the Borrower at BofA unless otherwise required pursuant to the terms of this Agreement.

               (f) Unless the Loan Agent shall have been notified by telephone, confirmed in writing, by any Revolving Lender by 11:00 A.M., Chicago time, on the day of a Borrowing hereunder that such Revolving Lender will not make available the amount which would constitute its Revolving Percentage of such Borrowing on the date specified therefor, the Loan Agent may assume, subject to the satisfactory fulfillment by the Borrower of the conditions precedent set forth in the Facilities Agreement and in Article V, that such Revolving Lender has made such
                           ---------
          amount available to the Loan Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Revolving Lender shall not have made such amount available to the Loan Agent, such Revolving Lender and the Borrower severally agree to repay the Loan Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Loan Agent made such amount available to the Borrower to the date such amount is repaid to the Loan Agent, (i) in the case of payment by a Revolving Lender, at the Federal Funds Rate from time to time in effect based on a year of 360 days or (ii) in the case of payment by the Borrower, at a rate per annum equal to the Floating Rate from time to time in effect plus the Applicable Margin for Floating Rate Loans consisting of Reborrowing Loans.

               SECTION  2.8.  Method of Payment.  The Borrower shall make each
                              -----------------
     payment under this Agreement with respect to the Revolving Loans and under the Revolving Notes not later than 12:00 noon, Chicago time, on the date when due in lawful money of the United States to the Loan Agent for the account of the Revolving Lenders pro rata according to their respective Revolving Percentages. The Loan Agent shall promptly remit to each Revolving Lender its pro rata share (based on its Revolving Percentage) of all such payments received in collected funds by the Loan Agent for the benefit of such Revolving Lender. The Borrower hereby authorizes the Loan Agent, if and to the extent payment is not made when due under this Agreement or under the Revolving Notes, to charge from time to time against any account of the Borrower with the Loan Agent any amount so due. Whenever any payment to be made under this Agreement or under the Revolving Notes shall be stated to be due on a Saturday, Sunday, or a public holiday, or the equivalent for banks generally under the laws of the State of Illinois, such payment shall be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of the payment of interest. All payments under Sections 4.2 and 4.3 shall be made
                                              ------------     ---
     by the Borrower directly to the Lender or Lenders entitled thereto.

               SECTION  2.9.  Use of Proceeds.  The proceeds of the Supplemental
                              ---------------
     Revolving Loan shall be used solely to make payments of amounts due and payable on the Restructuring Effective Date with respect to the 1995 Master Lease Agreement. The proceeds of the Revolving Loans have not been and will not be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock. The proceeds of the Reborrowing Loans shall be used by the Borrower only for the purposes, and within the parameters set forth for such purposes, indicated in the Budget. The Borrower hereby covenants, represents and warrants that such use will be solely to fund the Borrower's and its Subsidiaries' working capital requirements in the ordinary course of its business and for the Borrower's and its Subsidiaries' other general corporate purposes not prohibited by this Agreement and consistent with the purposes and within the parameters set forth in the Budget.

                SECTION 2.10.  Sharing of Payments.
                               -------------------

                (1) If any Revolving Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of any Revolving Loan in excess of its pro rata share (based on its Revolving Percentage) of payments and other recoveries obtained by all Revolving Lenders on account of principal of and interest on Revolving Loans, such Revolving Lender shall purchase from the other Revolving Lenders such participations in the Revolving Loans as shall be necessary to cause such purchasing Revolving Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of
                             --------  -------
          the excess payment or other recovery is thereafter recovered from such purchasing Revolving Lender, the purchase shall be rescinded and each Revolving Lender which has sold a participation to the purchasing Revolving Lender shall repay to the purchasing Revolving Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Revolving Lender's ratable share (according to the proportion of (a) the amount of such selling Revolving Lender's required repayment to the purchasing Revolving Lender to (b) the total amount so recovered from the purchasing Revolving Lender) of any interest or other amount paid or payable by the purchasing Revolving Lender in respect of the total amount so recovered.

               (2) The Borrower agrees that any Revolving Lender so purchasing a participation from another Revolving Lender pursuant to Section
                                                                  -------
          2.10(1) may, to the fullest extent permitted by law, exercise all of
          -------
          its rights of payment with respect to such participation as fully as if such Revolving Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Revolving Lender receives a secured claim in lieu of a setoff pursuant to Section 10.7, such
                                                        ------------
          Revolving Lender shall, to the extent
          practicable, exercise its rights in respect to such secured claim in a manner consistent with the rights of the Revolving Lenders entitled under this Section 2.10 to share in the benefits of any recovery of
                     ------------
          such secured claim.

          SECTION 2.11.  Computation of Fees and Interest.  (1) All computations
                         --------------------------------
     of interest for Floating Rate Loans when the Floating Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day or 366-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

               (2) Each determination of an interest rate by the Loan Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error.

               SECTION 2.12.  [Intentionally Omitted.]

     1.4 THE CREDIT AGREEMENT IS AMENDED BY INSERTING THE FOLLOWING ARTICLE IIA IMMEDIATELY FOLLOWING ARTICLE II:

                                  ARTICLE IIA

                    AMOUNT AND TERMS OF THE LIQUIDITY LOANS
                    ---------------------------------------

               SECTION 2A.1 Liquidity Loan Commitment.
                            -------------------------

               (1) Subject to the terms and conditions set forth in this Article
                                                                         -------
     IIA and the other Loan Documents, each of the Liquidity Lenders, severally
     ---
     and for itself alone, from time to time during the Liquidity Availability Period agrees to make loans to the Borrower on a revolving basis, at such times and in an amount equal to such Liquidity Lender's Liquidity Percentage of such aggregate amounts as the Borrower may request from all of the Liquidity Lenders under the Liquidity Commitment (the "LIQUIDITY LOANS"); provided, that in no event shall: (x) the aggregate principal
              --------
     amount of Liquidity Loans then outstanding or which any Liquidity Lender shall be committed to have outstanding to the Borrower exceed at any time such Liquidity Lender's Liquidity Percentage of the Total Liquidity Commitment Amount; and (y) the aggregate principal amount of all Liquidity Loans then in effect which all the Liquidity Lenders shall be committed to have outstanding to the Borrower exceed at any one time the Total Liquidity Commitment Amount then in effect; and provided, further, that no Liquidity
                                           --------  -------
     Loans shall be required to be made hereunder at a time when the Borrower has any unutilized Reborrowing Availability.

               (2) In the event the aggregate outstanding principal balance of all Liquidity Loans exceeds the Total Liquidity Commitment Amount, the Borrower shall, without notice or demand of any kind, immediately make such repayments of the Liquidity Loans in an amount equal to such excess or take such other actions as shall be necessary to eliminate such excess.

               (3) All Liquidity Loans shall be repaid by the Borrower on the Termination Date, unless paid or payable sooner pursuant to the provisions of this Article IIA , Section 8.2 or the Facilities Agreement.
             -----------   -----------

               SECTION 2A.2.  Liquidity Borrowing Procedure.  Any Authorized
                              -----------------------------
     Officer of the Borrower may request a Liquidity Loan on behalf of the Borrower during the Liquidity Period in Dollars on any Business Day by giving the Loan Agent telephonic, telex or facsimile notice (which notice shall be irrevocable once given and shall be promptly confirmed in writing if given telephonically) in the form of Exhibit B-1 attached hereto
                                             -----------
     ("LIQUIDITY BORROWING REQUEST") or such other form as shall be acceptable to the Loan Agent. Each Liquidity Borrowing Request shall constitute a deemed representation and warranty by the Borrower that the conditions contained in Section 5.2 have been satisfied. Each Liquidity Borrowing
                  -----------
     Request must be received by the Loan Agent prior to 10:00 A.M., Chicago time, on the proposed date of such Liquidity Borrowing (which must be a Business Day) and shall specify (a) the principal amount of such Liquidity Borrowing, and (b) the proposed date of the Liquidity Loan (which must be a Business Day). Promptly upon receipt of such Liquidity Borrowing Request, the Loan Agent shall advise each Liquidity Lender thereof. Not later than 11:00 A.M., Chicago time, on the date of a proposed Liquidity Loan, each Liquidity Lender shall provide the Loan Agent at its principal office in Chicago with immediately available funds in an amount equal to such Liquidity Lender's Liquidity Percentage of the principal amount of the proposed Liquidity Loan specified in the Liquidity Borrowing Request. Each Liquidity Loan shall be in a principal amount of $1,000,000 or an integral multiple thereof. All Liquidity Loans shall be pro rata among the Liquidity Lenders in accordance with their respective Liquidity Percentages. Not later than 1:00 P.M., Chicago time, on the proposed date of any Liquidity Loan specified in the Liquidity Borrowing Request, subject to the satisfaction of the applicable conditions precedent set forth in

     Section 5.2, the Loan Agent shall make the proceeds of each Liquidity Loan
     -----------
     received by it available to the Borrower by causing an amount of immediately available funds equal to the principal amount of such Liquidity Loans received by it to be credited to the account of the Borrower at BofA unless otherwise required pursuant to the terms of this Article IIA.
                                                             -----------

               SECTION 2A.3  Funding Reliance.  Unless the Loan Agent shall have
                             ----------------
     been notified by telephone, confirmed in writing, by any Liquidity Lender by 11:00 A.M., Chicago time, on the day of a Liquidity Loan that such Liquidity Lender will not make available the amount which would constitute its Liquidity Percentage of such Liquidity Loan on the date specified therefor, the Loan Agent may assume, subject to the satisfactory fulfillment by the

     Borrower of the applicable conditions precedent, that such Liquidity Lender has made such amount available to the Loan Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Liquidity Lender shall not have made such amount available to the Loan Agent, such Liquidity Lender and the Borrower severally agree to repay the Loan Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Loan Agent made such amount available to the Borrower to the date such amount is repaid to the Loan Agent, (i) in the case of payment by a Liquidity Lender, at the Federal Funds Rate from time to time in effect based on a year of 360 days or (ii) in the case of payment by the Borrower, at a rate per annum equal to the Floating Rate from time to time in effect plus the Applicable Margin for Liquidity Loans.

               SECTION 2A.4  Interest.
                             --------

               (1)  Interest Rates.  With respect to each Liquidity Loan, the
                    --------------
     Borrower hereby promises to pay interest on the unpaid principal amount thereof for the period commencing on the date of such Liquidity Loan until such Liquidity Loan is paid in full at a rate per annum equal to the Floating Rate from time to time in effect plus the Applicable Margin for Liquidity Loans.

               (2)  Interest Payment Dates.  Accrued interest on all outstanding
                    ----------------------
     Liquidity Loans shall be due and payable monthly in arrears on the first Business Day of each calendar month and at maturity. After maturity, accrued interest on all Liquidity Loans shall be payable on demand.

               (3)  Default Interest.  After the occurrence and during the
                    ----------------
     continuance of any Default (other than, during the Suspension Period, a Suspended Default), the Liquidity Loans shall, to the extent permitted by applicable law, thereafter bear interest (compounded monthly and payable upon demand) at the Default Rate.

               SECTION 2A.5 Fees.  (1) The Borrower agrees to pay to the Loan
                            ---
     Agent for the account of the Persons set forth therein the fees in the amounts and at the times set forth in the Confidential Agreement.

               (2) The Borrower further agrees to pay a non-refundable unused commitment fee on the average daily amount by which the Total Liquidity Commitment Amount exceeds the aggregate outstanding Liquidity Loans during the Liquidity Availability Period, at a rate per annum equal to the Applicable Commitment Fee, payable monthly in arrears on the first Business Day of each calendar month and at maturity, and payable to the Loan Agent for the account of each Liquidity Lender in accordance with such Lender's Liquidity Percentage.

               SECTION 2A.6  Liquidity Note.  All Liquidity Loans made by each
                             --------------
     Liquidity Lender under this Article IIA shall be evidenced by, and repaid
                                 -----------
     with interest in accordance with, a single promissory note of the Borrower in substantially the form of Exhibit A-4 attached hereto, duly completed in
                                  -----------
     a principal amount equal to the Total Liquidity Commitment Amount, payable to the Loan Agent for the benefit of the Liquidity Lenders (the "LIQUIDITY NOTE"). The Loan Agent is hereby authorized by the Borrower and each Liquidity Lender to endorse on the schedule attached to the Liquidity Note the amount of each respective Liquidity Loan and of each payment of principal received by the Loan Agent on account of such Liquidity Loan, which endorsement shall, in the absence of demonstrable error, be conclusive as to the outstanding balance of such Liquidity Loans made by the Liquidity Lenders; provided, that the failure to make such notation
                            --------
     with respect to any Liquidity Loan or payment shall not limit or otherwise affect the obligations of the Borrower or the Liquidity Lenders under this

     Article IIA or the Liquidity Note.
     -----------

               SECTION 2A.7  Voluntary Prepayments; Voluntary Reduction of
                             ---------------------------------------------
     Commitment; Mandatory Prepayments.
     ---------------------------------

               (1)  Voluntary Prepayments.  The Borrower may prepay at any time
                    ---------------------
     the Liquidity Note in whole or in part with accrued interest to the date of such prepayment on the amount prepaid, in which event such prepaid amount may be reborrowed under this Article IIA to the extent outstanding amounts
                                  -----------
     under this Article IIA shall not exceed the Total Liquidity Commitment
                -----------
     Amount at such time; provided, that each partial prepayment shall be in a
                          --------
     principal amount which when combined with prepayments being made under the 1996 Master Lease Agreement at the same time is not less than $1,000,000 or such greater amount which shall be an integral multiple thereof. The right of the Borrower to voluntarily prepay the Liquidity Loans shall be exercisable by delivery of written notice (including by facsimile) or telephonic notice (thereafter promptly confirmed in writing) to the Loan Agent prior to 12:00 noon, Chicago time, at least two Business Days prior to the proposed prepayment, which notice shall specify the amount by which the Borrower proposes to prepay the Liquidity Loans and the proposed date of such prepayment.

               (2) Voluntary Liquidity Commitment Reduction.  The Borrower shall
                   ----------------------------------------
     have the right, at any time and from time to time, without premium or penalty, to permanently reduce the Total Liquidity Commitment Amount hereunder; provided, that any such reduction in the Total Liquidity
                --------
     Commitment Amount shall reduce the Liquidity Commitment of each Liquidity Lender pro rata based on its Liquidity Percentage; and provided, further,
                                                            --------  -------
     that no such reduction shall reduce the Total Liquidity Commitment Amount to an amount less than the then outstanding Liquidity Loans. The right of the Borrower to voluntarily reduce the Total Liquidity Commitment Amount shall be exercisable by delivery of written notice (including by facsimile) or telephonic notice (thereafter promptly confirmed in writing) to the Loan Agent prior to 12:00 noon, Chicago time, at least two Business Days prior to the proposed reduction in the Total Liquidity Commitment Amount, which notice shall specify the amount by which the Borrower proposes to reduce the Total Liquidity Commitment Amount and the proposed date of such reduction.

               (3)  Mandatory Prepayments; Liquidity Commitment Reductions.  The
                    ------------------------------------------------------
     Borrower shall prepay the Liquidity Loans in the amounts and at the times specified in Section 3.15 of the Facilities Agreement and the Liquidity
                  ------------
     Commitments shall be permanently reduced on the terms and in the amounts set forth therein.

               SECTION 2A.8  Method of Payment.  The Borrower shall make each
                             -----------------
     payment under this Article IIA and under the Liquidity Note not later than
                        -----------
     12:00 noon, Chicago time, on the date when due in lawful money of the United States to the Loan Agent for the account of the Liquidity Lenders pro rata according to their respective Liquidity Percentages. The Loan Agent shall promptly remit to each Liquidity Lender its pro rata share (based on its Liquidity Percentage) of all such payments received in collected funds by the Loan Agent for the benefit of such Liquidity Lender. The Borrower hereby authorizes the Loan Agent, if and to the extent payment is not made when due under this Article IIA or under the Liquidity Note, to
                                     -----------
     charge from time to time against any account of the Borrower with the Loan Agent any amount so due. Whenever any payment to be made under this

     Article IIA or under the Liquidity Note shall be stated to be due on a
     -----------
     Saturday, Sunday, or a public holiday, or the equivalent for banks generally under the laws of the State of Illinois, such payment shall be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of the payment of interest. All payments under Section 4.2 and 4.3 shall be made by the Borrower
                        -----------     ---
     directly to the Lender or Lenders entitled thereto.

               SECTION 2A.9  Use of Proceeds.  The proceeds of the Liquidity
                             ---------------
     Loans shall be used by the Borrower only for the purposes, and within the parameters set forth for such purposes, indicated in the Budget. The Borrower hereby covenants, represents and warrants that such use will be solely to fund the Borrower's and its Subsidiaries' working capital requirements in the ordinary course of its business and for the Borrower's and its Subsidiaries' other general corporate purposes not prohibited by this Agreement and consistent with the purposes and within the parameters set forth in the Budget. The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

               SECTION 2A.10  Sharing of Payments.
                              -------------------

               (1) If any Liquidity Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of any Liquidity Loan in excess of its pro rata share (based on its Liquidity Percentage) of payments and other recoveries obtained by all Liquidity Lenders on account of principal of and interest on Liquidity Loans, such Liquidity Lender shall purchase from the other Liquidity Lenders such participations in the Liquidity Loans as shall be necessary to cause such purchasing Liquidity Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess
                   --------  -------
     payment or other recovery is thereafter recovered from such purchasing Liquidity Lender, the purchase shall be rescinded and each Liquidity Lender which has sold a participation to the purchasing Liquidity Lender shall repay to the purchasing Liquidity Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Liquidity Lender's ratable share (according to the proportion of (a) the amount of such selling Liquidity Lender's required repayment to the purchasing Liquidity Lender to (b) the total amount so recovered from the purchasing Liquidity Lender) of any interest or other amount paid or payable by the purchasing Liquidity Lender in respect of the total amount so recovered.

               (2) The Borrower agrees that any Liquidity Lender so purchasing a participation from another Liquidity Lender pursuant to Section 2A.10(1)
                                                             ----------------
     may, to the fullest extent permitted by law, exercise all of its rights of payment with respect to such participation as fully as if such Liquidity Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Liquidity Lender receives a secured claim in lieu of a setoff pursuant to Section 10.7, such Liquidity Lender shall, to the extent
                        ------------
     practicable, exercise its rights in respect to such secured claim in a manner consistent with the rights of the Liquidity Lenders entitled under this Section 2A.10 to share in the benefits of any recovery of such secured
          -------------
     claim.

               SECTION 2A.11  Computation of Fees and Interest.  (1)  All
                              --------------------------------
     computations of interest for Liquidity Loans when the Floating Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest in respect of the Liquidity Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day or 366-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

               (2) Each determination of an interest rate by the Loan Agent shall be conclusive and binding on the Borrower and the Liquidity Lenders in the absence of manifest error.

     1.5 ARTICLE III OF THE CREDIT AGREEMENT IS AMENDED TO (A) DELETE ALL REFERENCES TO "LENDER," "LENDERS," AND "PERCENTAGE" THEREIN AND TO SUBSTITUTE "REVOLVING LENDER,"

"REVOLVING LENDERS," AND "REVOLVING PERCENTAGE" RESPECTIVELY THEREFOR. ARTICLE III OF THE CREDIT AGREEMENT IS FURTHER AMENDED AS FOLLOWS:

     (A)  TO DELETE THE TERMS OF SECTION 3.1 THEREIN IN THEIR ENTIRETY AND TO
                                 -----------
SUBSTITUTE THE FOLLOWING THEREFOR:

            3.1  Outstanding Letters of Credit.  Prior to the Restructuring
                 -----------------------------
     Effective Date, the Letters of Credit listed on Schedule III have been
                                                     ------------
     issued by the Issuing Lender for the account of the Borrower. All references in this Agreement to Letters of Credit shall mean and be a reference to the Letters of Credit listed on Schedule III and the Issuing
                                                  ------------
     Lender shall have no further obligation to issue or extend the expiration date of any letters of credit.

     (B)  TO DELETE THE TERMS OF SECTION 3.2 THEREIN IN THEIR ENTIRETY AND TO
                                 -----------
SUBSTITUTE THE FOLLOWING THEREFOR:

            3.2.  [Intentionally Omitted.]


     (C)  TO DELETE THE TERMS OF SECTION 3.3 THEREIN IN THEIR ENTIRETY AND TO
                                 -----------
SUBSTITUTE THE FOLLOWING THEREFOR:

            3.3  Expiration.  For each Letter of Credit which does not expire
                 ----------
     prior to the Termination Date, on or prior to the Termination Date the Borrower shall have either (i) pledged cash collateral to the Loan Agent therefor in an amount, and pursuant to documentation, reasonably satisfactory to the Loan Agent and the Issuing Lender or (ii) provided to Loan Agent an irrevocable standby letter of credit with respect to each Letter of Credit which shall (w) be issued by one or more financial institutions acceptable to the Loan Agent and the Issuing Lender, (x) be issued for the benefit of the Issuing Lender in an amount reasonably satisfactory to the Loan Agent and the Issuing Lender, (y) not expire until the date that is at least fifteen (15) Business Days following the latest expiration date of the outstanding Letters of Credit and (z) contain other terms and conditions reasonably acceptable to the Loan Agent and the Issuing Lender (a "BACKSTOP LC")

     (D)  TO AMEND SECTION 3.9 BY DELETING THE SECOND SENTENCE THEREOF IN ITS
                   -----------
ENTIRETY.


     (E)  TO AMEND SECTION 3.10 BY DELETING THE FIRST SENTENCE THEREOF IN ITS
                   ------------
ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

     If the Issuing Lender makes any payment or disbursement under any Letter of Credit and the Borrower has not reimbursed the Issuing Lender in full for such payment or disbursement on the date on which payment is made under a Letter of Credit, or if any reimbursement received by the Issuing Lender from the Borrower is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Borrower or otherwise, each Revolving Lender other than GECC shall provide the Loan Agent, for the account of the Issuing Lender, at its principal office in Chicago with immediately available funds in an amount equal to such Lender's Revolving Percentage of the amount of such payment or disbursement.

     (F)  TO AMEND SECTION 3.13 BY DELETING THE REFERENCE IN THE FIRST SENTENCE
                   ------------
THEREOF TO SECTION 3.15.
           ------------


     (G)  TO AMEND SECTION 3.14(1) BY DELETING THE PHRASE "PAYABLE IN ARREARS ON
                   ---------------
THE LAST DAY OF EACH CALENDAR QUARTER" IN THE LAST SENTENCE THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE PHRASE "PAYABLE IN ARREARS ON THE FIRST DAY OF EACH CALENDAR MONTH FOR THE IMMEDIATELY PRECEDING MONTH" THEREFOR.

     (H)  TO DELETE THE TERMS OF SECTION 3.15 THEREIN IN THEIR ENTIRETY AND TO
                                 ------------
SUBSTITUTE THE FOLLOWING THEREFOR:

            3.15.  [Intentionally Omitted.]

     (I)  TO DELETE THE TERMS OF SECTION 3.16 THEREIN IN THEIR ENTIRETY AND TO
                                 ------------
SUBSTITUTE THE FOLLOWING THEREFOR:

            3.16.  [Intentionally Omitted.]

     1.6 ARTICLE IV OF THE CREDIT AGREEMENT IS AMENDED TO MAKE THE PROVISIONS THEREOF APPLICABLE NOT ONLY TO THE REVOLVING LOANS AND REVOLVING LENDERS BUT ALSO THE LIQUIDITY LOANS AND LIQUIDITY LENDERS.

     1.7  ARTICLE V OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS OF
SECTION 5.2 THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               SECTION 5.2.  Conditions Precedent to All Loans. The obligation
                             ---------------------------------
     of GECC to make the Supplemental Revolving Loan, of the Liquidity Lenders to make each Liquidity Loan and of the Revolving Lenders to make each Reborrowing Loan shall be subject to the further conditions precedent that on the date of such Supplemental Revolving Loan, Liquidity Loan or Reborrowing Loan:

               (1) The following statements shall be true and the Loan Agent shall have received a certificate signed by a duly Authorized Officer of the Borrower (in his or her capacity as such, and without any personal liability therefor) dated the date of such Supplemental Revolving Loan, Liquidity Loan or Reborrowing Loan, stating that:

               (a) The representations and warranties contained in Article VI
                                                                   ----------
          of this Agreement, in Section II of the Facilities Agreement (or any
                                ----------
          successor section therein) and in each other Loan Document are correct in all material respects on and as of the date of such Supplemental Revolving Loan, Liquidity Loan or Reborrowing Loan as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date);

               (b) No Default or Event of Default (other than, during the Suspension Period, a Suspended Default) has occurred and is continuing, or would result from the borrowing of such Supplemental Revolving Loan, Liquidity Loan or Reborrowing Loan; and

               (c) With respect to (a) the Supplemental Revolving Loan, the proceeds thereof are to be used solely to make payments of amounts due and payable on the Restructuring Effective Date with respect to the 1995 Master Lease Agreement, or (b) each Liquidity Loan or Reborrowing Loan, the purpose for which such Liquidity Loan or Reborrowing Loan is to be used is consistent with the Budget and the Borrower is, and after taking into account the use of such proceeds, will be in within the parameters set forth in the Budget.

               (2) The Loan Agent shall have received such other information, approvals, opinions, or documents as the Loan Agent or any Lender may reasonably request.

    1.8 ARTICLE VI OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               SECTION 6.1  Real Property.  Schedule IV hereto sets forth, as of
                           -------------   -----------
    the Restructuring Effective Date, a complete and accurate listing of the common address of each parcel of real property owned or leased by the Borrower or any of its Subsidiaries and by each Financed Franchisee (identifying for each such parcel the owner, lessor and lessee) together with a complete and accurate listing of all mortgages, leasehold mortgages or collateral assignments of lease granted in respect thereof (identifying for each the mortgagor/grantor, the mortgagee/grantee and the debt secured thereby).

              SECTION 6.2  Mortgages.  Each Mortgage delivered to the Loan Agent
                           ---------
    is effective to grant to the Loan Agent (a) in the case of a Mortgage covering Tranche A Collateral for the benefit of itself and the Lenders and
    (b) in the case of a Mortgage covering either Tranche B Collateral or Tranche C Collateral for the benefit of itself and the Lenders, the 1996 Lease Loan Agent, and the 1996 Lease Lenders, a legal, valid and enforceable Lien on all the right, title and interest of the mortgagor under such Mortgage in the mortgaged property described therein to secure (a) the Tranche A Loans with respect to the Tranche A Collateral and (b) all Liquidity Obligations, Revolving Obligations, L/C Obligations and the "1996 Lease Obligations" (as defined in the Intercreditor Agreement) with respect to the Tranche B Collateral and Tranche C Collateral. When each such Mortgage is duly recorded in the offices listed on the schedule to such Mortgage and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, each such mortgaged property, subject to the encumbrances and exceptions to title set forth therein and except as noted in the title policies delivered to the Loan Agent pursuant to Section 5.1(9), will be subject to a legal, valid,
                           --------------
    enforceable and perfected first priority Lien.

    1.9  ARTICLE VII OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS OF

SECTION 7.1 THEREOF IN THEIR ENTIRETY.
-----------

    1.10 ARTICLE VIII OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

              SECTION  8.1.  Events of Default.  It shall be an "EVENT OF
                             -----------------
    DEFAULT" hereunder if any of the following events ("EVENTS OF DEFAULT") shall occur:

         (1) The Borrower should fail to pay (a) the principal of, or interest or fees on any Obligation owing hereunder, including the Revolving Notes or Liquidity Note or any reimbursement obligations, interest or fee with respect to any LC Obligations, as and when due and payable;

         (2)  Any representation or warranty made or deemed made (pursuant to

    Section 2.2 or Section 2A.2) by the Borrower in this Agreement or any other
    -----------    ------------
    Loan Document other than the Facilities Agreement or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document other than the Facilities Agreement shall prove, in light of the circumstances under which it was made, to have been incorrect in any material respect on or as of the date made or deemed made;

         (3) The Borrower or any Subsidiary shall fail to perform or observe any term, covenant or agreement contained in Section 2.9 or Section 2A.9
                                                 -----------    ------------
    applicable thereto;

         (4) The Borrower or any Subsidiary shall fail to perform or observe any other term, covenant, or agreement contained in any Loan Document applicable thereto (other than the Revolving Notes or Liquidity Note and the Sections referenced in the foregoing clause (3) or the Facilities Agreement)
                                         ----------
    on its part to be performed or observed and such failure shall continue for fifteen (15) Business Days following notice thereof from the Loan Agent or the Required Lenders;

         (5) The occurrence of a Default (as such term is defined in the Facilities Agreement) under the Facilities Agreement (other than, during the Suspension Period, a Suspended Default) and any requirement set forth therein for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied;

         (6) Any Mortgage shall for any reason (other than pursuant to the terms thereof or as a result of the Loan Agent's action) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest subject only to Liens permitted by Section
                                                                        -------
    4.1 of Facilities Agreement (or any successor section therein) and such
    ---
    Mortgage; or

         (7) The subordination and standstill provisions of the Intercreditor Agreement shall, at any time, be invalidated or otherwise cease to be in full force and effect or the Borrower shall make any payments in contravention of the terms thereof.

         SECTION 8.2.  Effect of Event of Default.  If any Event of Default
                       --------------------------
    arising from the occurrence of an "Event of Default" described in Section
                                                                      -------
    6.1(6) of (and as defined in) the Facilities Agreement (or any successor
    ------
    section therein) shall occur, automatically the Commitments of each of the Lenders hereunder shall immediately terminate and the outstanding principal amount of the Revolving Notes and the Liquidity Note, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents (including cash collateral for all Letters of Credit) shall become immediately due and payable. In the case of any other Event of Default hereunder, (a) the Loan Agent may (or shall, upon the written request of the Required Lenders), by notice to the Borrower, subject to the Intercreditor Agreement, (1) declare the Commitments of each of the Lenders to be terminated, (2) declare the outstanding principal amount of the Revolving Notes and/or Liquidity Note, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Revolving Notes, the Liquidity Note, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower, and (b) the Loan Agent may (or shall, upon the written request of the Majority Liquidity Lenders), by notice to the Borrower, subject to the

    Intercreditor Agreement, (1) declare the Liquidity Commitments of each of the Liquidity Lenders to be terminated, (2) declare the outstanding principal amount of the Liquidity Note, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents with respect to the Liquidity Loans to be forthwith due and payable, whereupon the Liquidity Note, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. Following any such declaration, the Loan Agent may exercise, in the case of the Tranche A Collateral, on behalf of itself and the Lenders, and, in the case of the Tranche B Collateral and Tranche C Collateral, on behalf of all Creditors, all rights and remedies available under the Loan Documents or applicable law. The Loan Agent and/or Issuing Lender may also require, by notice to the Borrower, the Borrower to either (i) pledge cash collateral to the Loan Agent in an amount, and pursuant to documentation, reasonably satisfactory to the Required Lenders, the Loan Agent and the Issuing Lender with respect to all issued and outstanding or drawn and not reimbursed Letters of Credit or (ii) provide to the Loan Agent an irrevocable standby letter of credit with respect to each such issued and outstanding Letter of Credit, which standby letter of credit shall (w) be issued by one or more financial institutions acceptable to the Loan Agent and the Issuing Lender, (x) be issued for the benefit of the Issuing Lender in an amount reasonably satisfactory to the Loan Agent and the Issuing Lender, (y) not expire until the date that is at least fifteen (15) Business Days following the latest expiration date of the outstanding Letters of Credit and (z) contain other terms and conditions reasonably acceptable to the Loan Agent and the Issuing Lender.


    1.11   ARTICLE IX OF THE CREDIT AGREEMENT IS AMENDED AS FOLLOWS:

            (A)   SECTION 9.8 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE
                  -----------
    FINAL SENTENCE THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING
    THEREFOR:

    With respect to its Revolving Loans or Liquidity Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Loan Agent, and the terms "Lender" and "Lenders" include BofA in its individual capacity.

            (B)   SECTION 9.11 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE
                  ------------
    CLAUSES (2) AND (3) THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

                  (2) The Lenders irrevocably authorize the Loan Agent, at its option and in its discretion, to release any Lien granted to or held by the Loan Agent upon any Collateral (a) subject to the terms of the Intercreditor Agreement, upon termination of the Commitments, expiration or other termination of all Letters of Credit (or the posting of cash collateral therefor or provision of a Backstop LC (as defined in Section 3.3) therefor)
                                                          -----------
    and payment in
    full of all Revolving Loans, Liquidity Loans and all other Obligations known to the Loan Agent and payable under this Agreement or any other Loan Document; or (b) if approved, authorized or ratified in writing in accordance with the Intercreditor Agreement. Upon request by the Loan Agent at any time, the Lenders will confirm in writing the Loan Agent's authority to release particular types or items of Collateral pursuant to this Section
                                                                        -------
    9.11(2), provided that the absence of any such confirmation for whatever
    -------
    reason shall not affect the Loan Agent's rights under this Section 9.11.
                                                               ------------

              (3) Each Lender agrees with and in favor of each other Lender (which agreement shall not be for the benefit of the Borrower or any Subsidiary) that the Borrower's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by the Borrower or any of its Subsidiaries other than the real property described in the Mortgages and the real property subject from time to time to the 1996 Master Lease Agreement.

         (B)  SECTION 9.12 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE
              ------------
    TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

         9.12.  No Duties Imposed Upon Documentation Agent or Co-Agents.  None
                -------------------------------------------------------
    of the Persons identified in this Agreement as a "Documentation Agent" or "Co-Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any of the other Loan Documents in such capacity. Without limiting the foregoing, none of the Persons identified in this Agreement as a "Documentation Agent" or "Co-Agent" shall have or be deemed to have any fiduciary duty to or fiduciary relationship with any Lender. In addition to the agreements set forth in
    Section 9.6, each of the Lenders acknowledges that it has not relied, and
    -----------
    will not rely, on any of the Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

    1.12  ARTICLE X OF THE CREDIT AGREEMENT IS AMENDED AS FOLLOWS:
          ---------

          (A)  SECTION 10.1 OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE
               ------------
    TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

               SECTION 10.1.  Waivers and Amendments.  The provisions of this
                              ----------------------
    Agreement and of each of the other Loan Documents may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing, is made in accordance with the Intercreditor Agreement and is consented to by the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no such amendment, modification or waiver:
                 --------

               (a) which would modify any requirement hereunder that any particular action be taken by (i) all Lenders or by the Required Lenders shall be effective without the consent of each Lender or (ii)the Liquidity Lenders or the Majority Liquidity Lenders, shall be effective without the consent of each Liquidity Lender;

               (b)  which would modify this Section 10.1, change the definition
                                            ------------
        of "Required Lenders,", change the definition of "Majority Liquidity Lenders," change any Revolving Percentage or Liquidity Percentage for any Lender (except in accordance with Section 10.5 pursuant to an
                                              ------------
        Assignment and Acceptance), reduce any fees, extend the Termination Date, or subject any Lender to any additional obligations, shall be effective without the consent of each affected Lender;

               (c) which would extend the due date for, or reduce the amount of, any payment or prepayment of principal of or interest on or any fee related to any Revolving Loan, Liquidity Loan or any LC Obligation, or reduce the rate of interest payable with respect to any Revolving Loan, Liquidity Loan or any LC Obligation, shall be effective without the consent of each affected Lender; provided the Majority Liquidity Lenders
                                         --------
        shall be permitted to change the amount, timing or rate of the Default Rate applicable to the Liquidity Loans and the Majority Revolving Lenders (as defined in the Intercreditor Agreement) shall be permitted to change the amount, timing or rate of the Default Rate applicable to the Revolving Loans;

               (d) which would affect adversely the interests, rights or obligations of the Loan Agent or the Issuing Lender (in such capacity), shall be effective without the consent of the Loan Agent or the Issuing Lender, respectively; or

               (e) release any Guarantor from its obligations under its respective Guaranty or release or subordinate any Lien on any portion of the Collateral, except as contemplated by the Intercreditor Agreement and except as otherwise may be provided in Section 9.11
         above.                                               ------------

    Upon the effectiveness of any consent, amendment, modification or waiver under this Agreement, the Loan Agent shall promptly give each Lender written notice (including a description) of such consent, amendment, modification or waiver.

         (B)  SECTION 10.5 IS AMENDED TO  DELETE SUBCLAUSE (B) AT THE END OF
              ------------                       -------------
    CLAUSE (1) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:
    ----------

         (b) after giving effect to such assignment (i) no Lender shall have greater than 25% of the Revolving Percentage and (ii) no Liquidity Lender shall have greater than 49% of the Liquidity Percentage as a result of such assignment.

         (C)  SECTION 10.5 OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO ADD THE
              ------------
    FOLLOWING AT THE END THEREOF:

         (6)  Notwithstanding anything in this Section 10.5 or otherwise to the
                                               ------------
    contrary, no Liquidity Lender shall be permitted to assign any or all of its interest in its Liquidity Loans and Liquidity Commitments or sell participating interests therein unless:

              (a) such Liquidity Lender shall assign or sell a participation of a constant and not varying percentage of the Liquidity Loans and Liquidity Commitments; and

              (b) simultaneously with such assignment or participation transaction, the Liquidity Lender shall assign or sell to such assignee or participant the same percentage of the Liquidity Lender's rights and obligations with respect to either (i) the 1996 Lease Obligations and the Reborrowing Commitment - 1996 Master Lease (as defined in the Facilities Agreement) or (ii) the Revolving Loans and Reborrowing Commitment-Revolver; provided, however, if such Liquidity Lender's
                             --------  -------
        percentage of the Liquidity Loans and Liquidity Commitments at the time of such assignment or participation transaction exceeds such Liquidity Lender's Pro Rata 1996 Share, such Liquidity Lender shall be permitted to assign or sell a non-pro rata portion of the Liquidity Facility and Liquidity Commitments to any purchaser provided that after taking into account such transaction such selling Liquidity Lender's percentage of the Liquidity Loans and Liquidity Commitments is not less than its Pro Rata 1996 Share.

         (D)  SECTION 10.6 IS AMENDED TO ADD THE FOLLOWING AT THE END THEREOF:
              ------------

        Without limiting the foregoing, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Loan Agent in connection with (i) the preparation, execution, delivery, filing, recording, and administration of any of the Loan Documents, (ii) any amendment, modification or waiver of, consent with respect to, or termination of, any of the Loan Documents or advice in connection with the administration thereof, (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Loan Agent or any other Person, and whether as a party, witness or otherwise) in any way relating to the Loan Documents or any other agreement to be executed or delivered in connection with the Loan Documents, (iv) any work-out or restructuring of the Obligations, and (v) any attempt to enforce any remedies of the Loan Agent against the Borrower or any other Person that may be obligated to the Loan Agent by virtue of any of the Loan Documents, including as to all of the foregoing clauses (i)-(v) the reasonable fees and expenses of counsel, advisors, accountants, consultants (including environmental and management consultants and appraisers) and auditors retained for advice, assistance, or other representation in connection with any of the foregoing matters. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable by the Loan Agent in connection with the execution, delivery, filing and recording of any of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Loan Agent harmless from and against any and all liabilities with respect to or resulting from any delay attributed to the Borrower in paying or failing to pay such taxes and fees.

         (d)  SECTION 10.15 IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR
              -------------
    ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

              SECTION 10.15.  Facilities Agreement.  The Lenders hereby consent
                              --------------------
    to the execution and delivery by the Loan Agent of the First Amendment and Consent to Amended and Restated Facilities Agreement (as such agreement is to take effect on the Restructuring Effective Date) and acknowledge and agree that they will be bound by the terms of the Facilities Agreement (as so amended and as further amended, modified, restated or supplemented from time to time hereafter in accordance with the terms hereof and the Intercreditor Agreement).

         (e) ALL OTHER PROVISIONS OF ARTICLE X ARE AMENDED TO MAKE THE
                                     ---------
    PROVISIONS THEREOF APPLICABLE TO REVOLVING LOANS OR REVOLVING NOTES EQUALLY APPLICABLE TO THE LIQUIDITY LOANS AND THE LIQUIDITY NOTE.

         (f)  ALL PROVISIONS OF ARTICLE X ARE AMENDED TO MAKE THE PROVISIONS
                                ---------
    THEREOF WHICH ARE APPLICABLE TO THE DOCUMENTATION AGENT EQUALLY APPLICABLE TO THE CO-AGENTS.

    1.13 THE CREDIT AGREEMENT IS FURTHER AMENDED TO DELETE ALL OF THE SCHEDULES AND EXHIBITS THERETO AND TO SUBSTITUTE THE SCHEDULES AND EXHIBITS ATTACHED HERETO THEREFOR.

         SECTION 2.  CONSENT.  Effective as of the date of this Amendment and
                     -------
subject to the satisfaction of the conditions precedent set forth in Section 3
                                                                     ---------
below, and in reliance on the Borrower's representations and warranties set forth in Section 4 below, the parties hereto hereby consent to the transactions
         ---------
contemplated by the documents, instruments and agreements set forth on the List of Closing Documents attached hereto as Exhibit K.
                                        ---------

         SECTION 3.  CONDITIONS TO EFFECTIVENESS.  This Amendment shall not
                     ---------------------------
become effective unless on or before July 15, 1998 each of the following shall have occurred:

         (a) this Amendment shall have been executed by the Borrower, the Loan Agent, the Documentation Agent, the Co-Agents, the Issuing Lender, each of the Lenders currently party to the Credit Agreement, GECC and each additional Lender being added as a Liquidity Lender;

         (b) the Loan Agent shall have received an executed copy of the Intercreditor Agreement in the form attached hereto as Exhibit I, duly
                                                           ---------
    executed by the parties thereto;

         (c) the Loan Agent shall have received an executed copy of the First Amendment and Consent to the Amended Facilities Agreement in the form attached hereto as Exhibit J, duly executed by the parties thereto;
                       ----------

         (d) the Loan Agent shall have received a duly executed original Liquidity Notes in the form attached hereto as Exhibit A-4;
                                                   -----------

         (e) the Loan Agent shall have received an executed copy of Amendment No. 2 to Master Lease Agreement No. 2 in form and substance acceptable to the Loan Agent and the Lenders duly executed by the Borrower and the 1996 Lease Loan Agent as consented to by each of the 1996 Lease Lenders;

         (f) the Borrower shall have paid (i) all fees required to be paid to the Loan Agent pursuant to the terms of the Confidential Agreement on or prior to the effectiveness hereof and (ii) all fees required to be paid to GECC on the Restructuring Effective Date pursuant to the terms of its fee agreement with the Borrower of even date herewith;

         (g) the Borrower shall have reimbursed the Loan Agent for all fees and expenses of counsel, financial advisors and other professionals;

         (h) the corporate structure of and the Persons which are Subsidiaries of the Borrower shall be acceptable to the Liquidity Lenders;

         (i) the Loan Agent shall have received an executed copy of the Confidential Agreement in form and substance acceptable to the Loan Agent and (i) the Lenders with respect to the provisions thereof regarding fees and (ii) the Liquidity Lenders with respect to the provisions thereof regarding the Budget;

         (j) the Loan Agent shall have received a certificate or certificates of the Secretary or Assistant Secretary of the Borrower and each of its Subsidiaries certifying: (i) a copy of the Certificate or Articles of Incorporation of such entity, as theretofore amended; (ii) a copy of the bylaws of such entity, as theretofore amended; (iii) copies of all corporate action taken by such entity, including resolutions of its board of directors, authorizing the execution, delivery, and performance of this Amendment by the Borrower and each other instrument and document to be delivered by the Borrower and its Subsidiaries pursuant to this Amendment and the Facilities Agreement; and (iv) the names and true signatures of the officers of the Borrower and its Subsidiaries authorized to sign this Amendment and the other instruments and documents to be delivered by the Borrower and its Subsidiaries under this Amendment;

         (k) the Loan Agent shall have received the opinions of Akin, Gump, Hauer & Feld and the Borrower's General Counsel in form and substance acceptable to the Loan Agent;

         (l) the Loan Agent shall have received evidence that the Common Collateral Loan Agent has been named as loss payee under all policies of casualty insurance, and as additional insured under all policies of liability insurance, required by any Common Collateral Document (as such term is defined in the Facilities Agreement);

         (m) the Loan Agent shall have received the other documents, instruments and agreements set forth on the List of Closing Documents (Restructuring) and the List of Closing Documents (Rollup) attached as Exhibit K hereto, in
                                                           ---------
    each case in form and substance acceptable to the Loan Agent and duly executed by the parties thereto; and

         (n) the Loan Agent shall have received such other approvals, opinions or documents as the Loan Agent, the Common Collateral Agent or any Lender may reasonably request.


         SECTION 4.  REPRESENTATIONS AND WARRANTIES.  To induce the Loan Agent,
                     ------------------------------
the Documentation Agent, the Co-Agents, the Issuing Lender, the Liquidity Lenders, and the Revolving Lenders to enter into this Amendment, the Borrower represents and warrants to each such party as of the date hereof that:

    (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

    (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended or waived hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

    (c) Other than the Suspended Defaults, no Default or Event of Default has occurred under the Credit Agreement or the Facilities Agreement.

         SECTION 5.     REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.
                        -----------------------------------------------

    (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in any other "Credit Document" (as defined in the Intercreditor Agreement) shall mean and be a reference to the Credit Agreement as amended hereby.

    (b) Except as specifically modified or waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

         SECTION 6.  GOVERNING LAW.  This Amendment shall be governed by and
                     -------------
construed in accordance with the internal laws of the State of New York, without regard to its conflicts of laws provisions.

         SECTION 7.  HEADINGS.  Section headings in this Amendment are included
                     --------
herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 8.  COUNTERPARTS.  This Amendment may be executed by one or
                     ------------
more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile transmission of the signature of any party hereto sent to either the Loan Agent or its counsel shall be effective as an original signature provided each party agrees to promptly submit original signature pages hereto in sufficient quantity for each of the parties hereto.

         SECTION 9.  NO STRICT CONSTRUCTION.  The parties hereto have
                     ----------------------
participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment and the Credit Agreement as hereby amended and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.


                 [Remainder of this Page Intentionally Blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                        BOSTON CHICKEN, INC.



                        By:_____________________________________
                        Title:

                        BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                        ASSOCIATION, as Loan Agent and as a Co-Agent


                        By:_____________________________________
                        Title:____________________________________

                        BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                        ASSOCIATION, as Issuing Lender, as a Revolving Lender and as a Liquidity Lender


                        By:_____________________________________
                        Title:____________________________________

                        BANKERS TRUST COMPANY, as Documentation Agent and as a Revolving Lender and as a Non-Participating Lender



                        By:____________________________________
                        Title:___________________________________

                        BANK BUMIPUTRA MALAYSIA BERHAD,
                        as a Revolving Lender and as a Non-Participating Lender



                        By:____________________________________
                        Title:___________________________________

                        BANCO POPULAR DE PUERTO RICO, as a Revolving
                        Lender and as a Non-Participating Lender



                        By:____________________________________
                        Title___________________________________

                        HARRIS TRUST AND SAVINGS BANK, as a Revolving Lender and as a Non-Participating Lender



                        By:____________________________________
                        Title___________________________________

                        LASALLE NATIONAL BANK, as a Revolving Lender and as a Liquidity Lender



                        By:____________________________________
                        Title:___________________________________

                        SAKURA BANK, as a Revolving Lender and as a Non-Participating Lender



                        By:____________________________________
                        Title:___________________________________

                        GENERAL ELECTRIC CAPITAL CORPORATION, as a Co-Agent, as a Revolving Lender and as a Liquidity Lender



                        By:____________________________________
                           Daniel P. Gioia, Senior Risk Manager

                        Notices to:

                        General Electric Capital Corporation
                        777 Long Ridge Road
                        Building B, 1st Floor
                        Stamford, Connecticut  06927
                        Attn: Daniel P. Gioia
                        Fax:  203-703-1777
                        Confirmation:203-357-6245

                        SANWA BUSINESS CREDIT CORPORATION, as a Liquidity Lender



                        By:____________________________________
                        Title:___________________________________


                        Notices to:

                        One South Wacker Drive
                        Chicago, Illinois  60606
                        Attn:__________________________
                        Fax:___________________________
                        Confirmation:____________________

                        HOUR LLC, as a Liquidity Lender
                        By: Sunrise Partners L.L.C., its Manager
                        By: Dawn General Partner Corp., its Manager


                        By:_____________________________
                        Title:____________________________


                        Notices to:

                        2 American Lane
                        Grenwich, Connecticut  06836
                        Attn:  Paul Guggenheimer
                        Fax: (203) 862-7229
                        Confirmation: (203) 861-3269